                                                                    EXHIBIT 10.3

                                                     October 21, 2005

InterAmerican Acquisition Group Inc.
2918 Fifth Avenue South, Suite 209
San Diego, California 92103

Granite Financial Group, Inc.
12220 El Camino Real, Suite 400
San Diego, California 92130

                  Re: Initial Public Offering
                      -----------------------

Gentlemen:

                  The undersigned stockholder, officer and director of
InterAmerican Acquisition Group Inc. ("Company"), in consideration of Granite
Financial Group, Inc. ("Granite") entering into a letter of intent ("Letter of
Intent") to underwrite an initial public offering of the securities of the
Company ("IPO") and embarking on the IPO process, hereby agrees as follows
(certain capitalized terms used herein are defined in paragraph 12 hereof):

                  1. If the Company solicits approval of its stockholders of a
Business Combination, the undersigned will vote all Insider Shares owned by him and all shares of Common Stock of the Company acquired by him in the IPO or aftermarket in accordance with the majority of the votes cast by the holders of the IPO Shares.

                  2. In the event that the Company fails to consummate a
Business Combination within 18 months from the effective date ("Effective Date")
of the registration statement relating to the IPO (or 24 months under the circumstances described in the prospectus relating to the IPO), the undersigned will vote all Insider Shares owned by it in favor of the Company's decision to liquidate. The undersigned hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund (as defined in the
Letter of Intent) and any remaining net assets of the Company as a result of such liquidation with respect to its Insider Shares ("Claim") and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever. In the event of the liquidation of the Trust Fund, the undersigned agrees to indemnify and hold harmless the Company, pro rata with Richard N. Sinkin, the Company's chief operating officer and a member of the Company's board of directors, and William
C. Morro, the Company's chief executive officer, and

chairman of the Company's board of directors, based on the number of Insider
Shares held by each such individual, against any and all loss, liability, claims, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) which the Company may become subject as a result of any claim by any vendor or other person who is owed money by the Company for services rendered or products sold or contracted for, or by any target business, but only to the extent necessary to ensure that such loss, liability, claim, damage or expense does not reduce the amount in the Trust Fund.

                  3. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the
Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire an operating business, until the earlier of the consummation by the Company of a Business Combination, the liquidation of the Company or until such time as the undersigned ceases to be an officer or director of the Company, subject to any pre-existing fiduciary and contractual obligations the undersigned might have.

                  4. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to Granite that the business combination is fair to the Company's stockholders from a financial perspective.

                  5. Neither the undersigned, any member of the family of the undersigned, nor any affiliate ("Affiliate") of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the
Company prior to the consummation of the Business Combination except in connection with bona fide services to be rendered to the Company that (i) are expressly approved by a majority of the Company's disinterested directors and copies of detailed invoices describing the services rendered are delivered to the Company and the performance thereof is accurately documented by the undersigned, any member of the family of the undersigned, nor any Affiliate,
(ii) are legitimately required by the Company and the Company would otherwise contract such services from a third party, and (iii) all fees and compensation to be paid to the undersigned, any member of the family of the undersigned, or any Affiliate are determined on an arm's length basis and in good faith and such fees and compensation are customarily charged by unrelated third party service providers of a similar nature. Notwithstanding the foregoing to the contrary, the undersigned shall be entitled to reimbursement from the Company for its out-of-pocket expenses incurred in connection with seeking and consummating a
Business Combination and commencing on the Effective Date, InterAmerican
Advisors, LLC ("Related Party"), shall be allowed to charge the Company $10,000 per month, representing an allocable share of Related Party's overhead, to compensate it for the Company's use of Related Party's offices, utilities and personnel.

                  6. Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive or accept a finder's fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.

                  7. The undersigned will escrow its Insider Shares for the
three year period commencing on the Effective Date subject to the terms of a
Stock Escrow Agreement which the Company will enter into with the undersigned and an escrow agent acceptable to the Company.

                  8. The undersigned agrees to be the Company's Chief Financial
Officer, Secretary and a member of the Company's board of directors until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company. The undersigned's biographical information furnished to the Company and Granite and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned's background and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated under the
Securities Act of 1933. The undersigned's Questionnaire furnished to the Company and Granite and annexed as Exhibit B hereto is true and accurate in all respects. The undersigned represents and warrants that:

         (a) he is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

         (b) he has never been convicted of or pleaded guilty to any crime (i)
involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

         (c) he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

                  9. The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement and to serve as the Company's Chief Financial Officer, Secretary and a member of the
Company's board of directors.

                  10. The undersigned authorizes any employer, financial
institution, or consumer credit reporting agency to release to Granite and its legal representatives or agents (including any investigative search firm retained by Granite) any information they may have about the undersigned's background and finances ("Information"). Neither Granite nor its agents shall be violating the undersigned's right of privacy in any manner

in requesting and obtaining the Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.

                  11. This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The undersigned hereby (i) agrees that any action, proceeding or claim against him arising out of or relating in any way to this letter agreement (a "Proceeding") shall be brought and enforced in the courts of the State of New York of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive, (ii) waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum and (iii) irrevocably agrees to appoint Kramer Levin Naftalis
& Frankel LLP as agent for the service of process in the State of New York to receive, for the undersigned and on his behalf, service of process in any
Proceeding. If for any reason such agent is unable to act as such, the undersigned will promptly notify the Company and Granite and appoint a substitute agent acceptable to each of the Company and Granite within 30 days and nothing in this letter will affect the right of either party to serve process in any other manner permitted by law.

                  12. As used herein, (i) a "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business; (ii) "Insiders" shall mean all officers, directors and stockholders of the Company immediately prior to the IPO; (iii) "Insider Shares" shall mean all of the shares of Common Stock of the Company owned by an Insider prior to the IPO; and (iv) "IPO Shares" shall mean the shares of Common Stock issued in the Company's IPO.

                                             Richard M. Wolfson
                                             ------------------
                                             Print Name of Insider

                                         By: /s/ Richard M. Wolfson
                                             --------------------------------
                                             Name:  Richard M. Wolfson
                                             Title: Chief Operating Officer,
                                                    Secretary and Director